                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE SATE OF NEVADA

                                                           CUSIP NO. 98155B 10 2

         NUMBER                                                   SHARES

                                 WORLD WIRELESS
                              COMMUNICATIONS, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001


THIS CERTIFIES THAT


                                    SPECIMEN


IS THE RECORD HOLDER OF


                  SHARES OF WORLD WIRELESS COMMUNICATIONS, INC.

                                  COMMON STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.


                      WORLD WIRELESS COMMUNICATIONS, INC.

                                   CORPORATE

                                      SEAL

                                     NEVADA

                                     *****

Dated:
       /s/ Jonathan D. Rahn                         /s/ David Singer
       ---------------------------                --------------------------
               SECRETARY                                 PRESIDENT


COUNTERSIGNED AND REGISTERED

      INTEREST TRANSFER CO. INC., P.O. BOX 17136/SALT LAKE CITY, UTAH 84117


                ---------------------------------------------------
                COUNTERSIGNED TRANSFER AGENT - AUTHORIZED SIGNATURE

NOTICE:

         Signature must be guaranteed by a firm which is a memeber of a registered national stock exchange, or by a bank (oter than a saving bank), or a trust company.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
|                                       |
|                                       |
|_______________________________________|



_______________________________________________________________________________
                  (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS,
                         INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated________________________________




                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER




                                    SPECIMEN